UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2022

FORMA THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39333	37-1657129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Forma Therapeutics Holdings, Inc.

300 North Beacon Street, Suite 501 Watertown, Massachusetts 02472
(Address of principal executive offices, including zip code)

(617) 679-1970

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FMTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2022, Patrick F. Kelly, M.D., Senior Vice President and Chief Medical Officer, and a named executive officer, of Forma Therapeutics Holdings, Inc. (the “Company”) provided notice of his resignation from employment with the Company, effective August 3, 2022 (the “Separation Date”). In connection with his resignation, Dr. Kelly and the Company entered into a Transition and General Release Agreement on July 22, 2022 (the “Transition Agreement”) pursuant to which Dr. Kelly (i) will receive compensation equal to his current base salary ($471,215 in the aggregate) over a period of 12 months following the Separation Date and (ii) provided a release of claims against the Company. As provided in the Transition Agreement, Dr. Kelly and the Company also entered into a consulting agreement (the “Consulting Agreement”) on such date in which Dr. Kelly agrees to provide consulting services to the Company for 3 months beginning August 4, 2022 for compensation of $12,687 per month, as well as reasonable travel and other expenses incurred in providing such services. During the term of the Consulting Agreement, Dr. Kelly’s current outstanding unvested equity grants shall continue to vest.

Also on July 20, 2022, Selwyn Vickers, M.D., notified the Company of his intent to resign from the Company’s Board of Directors (the “Board”), effective July 31, 2022. Dr. Vickers’ decision to resign from the Board was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMA THERAPEUTICS HOLDINGS, INC.

Date: July 25, 2022	By:	/s/ Jeannette Potts
	Name:	Jeannette Potts, Ph.D., J.D.
	Title:	SVP, General Counsel